THE PRUDENTIAL SERIES FUND, INC.
      EQUITY PORTFOLIO

PROSPECTUS:  May 1, 1999

      As with all mutual funds, filing this prospectus with the SEC does not mean that the SEC has judged this Fund a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                                                   [PRUDENTIAL INVESTMENTS LOGO]

--------------------------------------------------------------------------------
TABLE OF CONTENTS

     1    Risk/Return Summary

     1    Investment Objective and Principal Strategies of the Equity Portfolio

     1    Principal Risks

     2    Evaluating Performance

     3    INVESTMENT OBJECTIVE AND POLICIES OF THE EQUITY PORTFOLIO

     5    INVESTMENT RISKS

     8    HOW THE EQUITY PORTFOLIO IS MANAGED

     8    Investment Adviser

     8    Investment Sub-Adviser

     8    Portfolio Manager

     9    HOW TO BUY AND SELL SHARES OF THE EQUITY PORTFOLIO

     9    How to Buy and Sell Shares

     9    Net Asset Value

     10   Distributor

     10   OTHER INFORMATION

     10   Federal Income Taxes

     10   Year 2000

     11   Monitoring for Possible Conflicts

     12   FINANCIAL HIGHLIGHTS

For More Information (Back Cover)

RISK/RETURN SUMMARY

This prospectus provides information about the Equity Portfolio (the Portfolio), which is a separate portfolio of the Prudential Series Fund, Inc. (the Fund).

The Fund offers two classes of shares in the Portfolio: Class I and Class II. This prospectus relates only to Class II shares of the Portfolio. Class II shares are sold only to separate accounts of insurance companies other than The Prudential Insurance Company of America (Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account is simply an accounting device used to keep the assets invested in certain insurance contracts separate from the general assets and liabilities of the insurance company.)

The following section highlights key information about the Portfolio. Additional information follows this summary and is provided in the Fund's Statement of Additional Information (SAI), which provides information with respect to all of the investment portfolios of the Fund, including the Equity Portfolio.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES OF THE EQUITY PORTFOLIO

Our investment objective is CAPITAL APPRECIATION. To achieve our objective, we invest primarily in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. In addition, the Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Equity securities - such as common stocks - are subject to COMPANY RISK. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. Common stocks are also subject to MARKET RISK stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiments turn gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of small-sized companies vary more than the prices of large company stocks and may present above average risks.

The Portfolio's investment in foreign securities involves additional risks. For example, foreign banks and companies generally are not subject to the same types of regulatory requirements that U.S. banks and companies are. Foreign political developments and changes in currency rates may adversely affect the value of foreign securities.

There is also risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Portfolio could lose value, and you could lose money. For more information about risk, see "Investment Risks."

EVALUATING PERFORMANCE

A number of factors - including risk - affect how the Portfolio performs. The following bar chart and table show the Portfolio's performance for each full calendar year of operation for the last 10 years. They demonstrate the risk of investing in the Portfolio and how returns can change from year to year. Past performance does not mean that the Portfolio will achieve similar results in the future.



Annual Returns* (Class I shares)
---------------------------------------------------------------------------------------------------------------------------
     1989        1990        1991         1992        1993         1994        1995        1996         1997        1998
    29.73%      -5.21%      26.01%       14.17%      21.87%        2.78%      31.29%      18.52%       24.66%       9.34%
---------------------------------------------------------------------------------------------------------------------------

Best Quarter: 19.13% (1st quarter of 1991)
Worst Quarter:  (15.59)% (3rd quarter of 1990)

* THESE ANNUAL RETURNS DO NOT INCLUDE CONTRACT CHARGES. IF CONTRACT CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. SEE THE ACCOMPANYING CONTRACT PROSPECTUS.

Average Annual Returns* (as of 12/31/98)
--------------------------------------------------------------------------------
                                                                 SINCE INCEPTION
                       1 YEAR        5 YEARS        10 YEARS     (5/13/83)
                       ------        -------        --------     ---------
Class I shares         9.34%         16.88%         16.74%       15.14%
S&P 500**              28.60%        24.05%         19.19%       17.29%
Lipper Average***      24.94%        20.25%         17.83%       16.01%

--------------------------------------------------------------------------------

* THE PORTFOLIO'S RETURNS ARE AFTER DEDUCTION OF EXPENSES AND DO NOT INCLUDE CONTRACT CHARGES.

** THE STANDARD & POOR'S 500 STOCK INDEX (S&P 500) - AN UNMANAGED INDEX OF 500 STOCKS OF LARGE U.S. COMPANIES - GIVES A BROAD LOOK AT HOW STOCK PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY INVESTMENT MANAGEMENT EXPENSES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF THESE EXPENSES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/83). SOURCE: LIPPER, INC.

*** THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) GROWTH FUND AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC. AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF THESE EXPENSES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/83). SOURCE: LIPPER, INC.

INVESTMENT OBJECTIVE AND POLICIES OF THE EQUITY PORTFOLIO

--------------------------------------------------------------------------------
VALUE APPROACH

We use a value approach to investing which means we look for companies whose stock is selling below the price that we believe reflects its true worth based on earnings, book value and other financial measures.

To achieve our value investment strategy, we usually buy securities that are out of favor and that many other investors are selling. We attempt to invest in companies and industries before other investors recognize their true value.
--------------------------------------------------------------------------------

The investment objective of the Equity Portfolio is CAPITAL APPRECIATION. This means we seek investments that we believe will provide investment returns above broadly based market indexes. While we make every effort to achieve this objective, we can't guarantee success.

To achieve our investment objective, we invest primarily in common stocks of major established corporations as well as smaller companies.

A portion of the Portfolio's assets may be invested in short, intermediate or long term DEBT OBLIGATIONS, including convertible and nonconvertible PREFERRED STOCK and OTHER EQUITY-RELATED SECURITIES. Up to 5% of these holdings may be rated below investment grade. These securities are considered speculative and are sometimes referred to as "junk bonds."

Up to 30% of the Portfolio's total assets may be invested in FOREIGN SECURITIES, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities. (ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.)

Under normal circumstances, the Portfolio may invest a portion of its assets in MONEY MARKET INSTRUMENTS. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

DERIVATIVES AND OTHER STRATEGIES

We may also use alternative investment strategies - including DERIVATIVES - to try to improve the Portfolio's returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money. With derivatives, we try to predict whether the underlying investment - a security, market index, currency or some other benchmark - will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Portfolio's overall investment objective.

We may: purchase and sell OPTIONS on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency FUTURES CONTRACTS and options on these futures contracts; enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS; and purchase securities on a WHEN-ISSUED or DELAYED DELIVERY basis.

The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX. In a short sale we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results. A short sale is "against-the-box" when the Portfolio owns an equal amount of the securities sold short or owns securities that can be converted into the securities sold.

The Portfolio may also enter into REPURCHASE AGREEMENTS. In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at a set price on a specified date. This creates a fixed return for the Portfolio. The Portfolio may participate with certain other investment portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC. In a joint repurchase transaction, uninvested cash balances of various investment portfolios are added together and invested in one or more repurchase agreements. Each of the participating investment portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

We will consider factors such as cost and volatility in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Portfolio's underlying holdings. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

ADDITIONAL STRATEGIES

The Portfolio also follows certain policies when it BORROWS MONEY (the Portfolio may borrow up to 5% of the value of its total assets); LENDS ITS SECURITIES; and holds ILLIQUID SECURITIES (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS

AS NOTED, ALL INVESTMENTS INVOLVE RISK, AND INVESTING IN THE PORTFOLIOS IS NO EXCEPTION. THIS CHART OUTLINES THE KEY RISKS AND POTENTIAL REWARDS OF THE PRINCIPAL INVESTMENTS AND CERTAIN OTHER INVESTMENTS THE PORTFOLIO MAY MAKE. SEE ALSO, "INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS" IN THE SAI.


    INVESTMENT TYPE        PORTFOLIO &
                           % OF ASSETS                    RISKS                                   POTENTIAL REWARDS
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY AND                 UP TO 100%   o      Individual stocks could lose value   o      Historically, stocks have outperformed
EQUITY-RELATED                                                                             other investments over the long term
SECURITIES                              o      The equity markets could go down,
                                               resulting in a decline in value      o      Generally, economic growth means
                                               of a Portfolio's investments                higher corporate profits, which leads
                                                                                           to an increase in stock prices, known
                                        o      Companies that pay dividends may            as capital appreciation
                                               not do so if they don't have
                                               profits or adequate cash flow        o      May be a source of dividend income

                                        o      Changes in economic or political     o      Highly successful small-cap companies
                                               conditions, both U.S. and                   can outperform larger ones
                                               international, may result in a
                                               decline in the value of a
                                               Portfolio's investments

                                        o      Small-cap companies are more
                                               likely to reinvest earnings and
                                               not pay dividends

                                        o      Changes in interest rates may
                                               affect the securities of small-
                                               and medium-sized companies more
                                               than the securities of larger
                                               companies

-----------------------------------------------------------------------------------------------------------------------------------


    INVESTMENT TYPE        PORTFOLIO &
                           % OF ASSETS                    RISKS                                   POTENTIAL REWARDS
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT   UP TO 35%    o     The Portfolio's holdings, share            o      Bonds have generally outperformed
SECURITIES                                 price, yield, and total return                    money market instruments over the long
                                           may fluctuate in response to bond                 term with less risk than stocks
                                           market movements

                                                                                      o      Most bonds will rise in value when
                                                                                             interest rates fall

                                     o     Credit risk - the default of an            o      Regular interest income
                                           issuer would leave a Portfolio
                                           with unpaid interest or principal. The     o      Investment grade bonds have a lower
                                           lower a bond's quality, the higher its            risk of default
                                           potential volatility

                                     o     Market risk - the risk that the            o      Generally more secure than stocks
                                           market value of an investment may                 since companies must pay their debts
                                           move up or down, sometimes                        before they pay dividends
                                           rapidly or unpredictably.  Market
                                           risk may affect an industry,
                                           sector, or the market as a whole

                                     o     Interest rate risk - the value of most
                                           bonds will fall when interest rates rise;
                                           the longer a bond's maturity and the lower
                                           its credit quality, the more its value
                                           typically falls. It can lead to price
                                           volatility

-----------------------------------------------------------------------------------------------------------------------------------

FOREIGN                  UP TO 30%   o     Foreign markets, economies and             o      Investors can participate in the
SECURITIES                                 political systems may not be as                   growth of foreign markets and
(INCLUDING OPTIONS ON                      stable as in the U.S.                             companies operating in those markets
FOREIGN CURRENCIES AND
FUTURES ON FOREIGN                   o     Currency risk - changing values            o      Changing value of foreign currencies
CURRENCIES)                                of foreign currencies
                                                                                      o      Opportunities for diversification

                                     o     May be less liquid than U.S.
                                           stocks and bonds

                                     o     Differences in foreign laws,
                                           accounting standards, public
                                           information, custody and
                                           settlement practices

                                     o     Year 2000 conversion may be more
                                           of a problem for some foreign
                                           issuers

-----------------------------------------------------------------------------------------------------------------------------------

DERIVATIVES              % VARIES    o     Derivatives, such as futures,              o      A Portfolio could make money and
(INCLUDING OPTIONS ON                      options and foreign currency                      protect against losses if the
                                           forward contracts, may not fully                  investment analysis proves correct
                                           offset the underlying positions
                                           and this
-----------------------------------------------------------------------------------------------------------------------------------


    INVESTMENT TYPE        PORTFOLIO &
                           % OF ASSETS                    RISKS                                   POTENTIAL REWARDS
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES,
OPTIONS ON STOCK                           could result in losses                     o      Derivatives that involve leverage
INDEXES AND FUTURES                        to a Portfolio that would not                     could generate substantial gains at
CONTRACTS ON STOCK                         have otherwise occurred                           low cost
INDEXES)
                                     o     Derivatives used for risk                  o      One way to manage a Portfolio's
                                           management may not have the                       risk/return balance is to lock in the
                                           intended effects and may result                   value of an investment ahead of time
                                           in losses or missed opportunities

                                     o     The other party to a derivatives
                                           contract could default

                                     o     Derivatives that involve leverage
                                           could magnify losses

                                     o     Certain types of derivatives
                                           involve costs to a Portfolio that
                                           can reduce returns


-----------------------------------------------------------------------------------------------------------------------------------

HIGH-YIELD DEBT         UP TO 5%     o      Higher market risk                        o      May offer higher interest income than
SECURITIES                                                                                   higher quality debt securities
(JUNK BONDS)                         o      Higher credit risk

                                     o      May be more illiquid (harder to
                                            value and sell), in which case
                                            valuation would depend more on
                                            the investment adviser's
                                            judgment than is generally the
                                            case with higher rated
                                            securities

-----------------------------------------------------------------------------------------------------------------------------------

WHEN-ISSUED AND DELAYED  % VARIES     o     Use of such instruments and                o      Use of instruments may magnify
DELIVERY SECURITIES,                        strategies may magnify                            underlying investment gains
REVERSE REPURCHASE                          underlying  investment losses
AGREEMENTS AND SHORT
SALES                                 o     Investment costs may exceed
                                            potential underlying investment
                                            gains

-----------------------------------------------------------------------------------------------------------------------------------

HOW THE EQUITY PORTFOLIO IS MANAGED
--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

Prudential serves as the overall investment adviser for the Fund. Founded in 1875, it is responsible for the management of the Fund and provides investment advice and related services to the Portfolio. As of December 31, 1998, Prudential had total assets under management of approximately $334 billion. Prudential is located at 751 Broad Street, Newark, New Jersey 07102-3777.

Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval, all of which could take two or more years to complete. Prudential's management and Board of Directors have not yet determined to demutualize and it is possible that, after careful review, Prudential could decide not to go public.

During 1998, the Portfolio paid investment advisory fees of 0.45% of its average net assets.

--------------------------------------------------------------------------------
INVESTMENT SUB-ADVISER
--------------------------------------------------------------------------------

A sub-adviser provides day-to-day investment management for the Portfolio. Prudential pays the sub-adviser out of the fee Prudential receives from the Portfolio.

Prudential Investment Corporation (PIC), a wholly owned subsidiary of Prudential, provides substantially all of the investment advisory services for the Portfolio. PIC's address is 751 Broad Street, Newark, New Jersey 07102.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER
--------------------------------------------------------------------------------

Thomas R. Jackson has managed the Portfolio since 1990. Mr. Jackson, a Managing Director of PIC, joined PIC in 1990 and has over 30 years of professional equity investment management experience. He was formerly co-chief investment officer of Red Oak Advisers and Century Capital Associates, each a private money management firm, where he managed pension and other accounts for institutions and individuals. Mr. Jackson was also with The Dreyfus Corporation where he managed and served as president of the Dreyfus Fund. Mr. Jackson began managing at Chase Manhattan Bank. He is a member of the New York Society of Security Analysts.

HOW TO BUY AND SELL SHARES OF THE EQUITY PORTFOLIO

The Fund offers two classes of shares in the Portfolio - Class I and Class II. This prospectus relates only to Class II shares of the Portfolio. Class I shares are sold only to separate accounts of Prudential as investment options under certain Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts.

HOW TO BUY AND SELL SHARES

The only way to invest in the Portfolio is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolio.

Class II shares of the Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% and an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

NET ASSET VALUE

When you purchase or sell shares of the Portfolio the price you will pay or receive, as the case may be, is based on the share's value. This is known as the net asset value or NAV. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is placed. The NAV of each share class of the Portfolio is determined once a day - at 4:15 p.m. New York Time - on each day the New York Stock Exchange is open for business. If the New York Stock Exchange closes early on a day, the Portfolio's NAV will be calculated some time between the closing time and 4:15 p.m. on that day.

The NAV for the Portfolio is determined by a simple calculation. It's the total value of the Portfolio (assets minus liabilities) divided by the total number of shares outstanding.

To determine the Portfolio's NAV, its holdings are valued as follows:

EQUITY SECURITIES are generally valued at the last sale price on an exchange or NASDAQ, or if there is not sale, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

The Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. Therefore, the value of the Portfolio's assets may change on days when shareholders cannot purchase or redeem their shares.

All SHORT-TERM DEBT SECURITIES with remaining maturities of 60 days or less are valued on an amortized cost basis. This valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

OTHER DEBT SECURITIES -- those that are not valued on an amortized cost basis -- are valued using an independent pricing service.

OPTIONS ON STOCK AND STOCK INDEXES that are traded on a national securities exchange are valued at the average of the bid and asked prices as of the close of that exchange.

FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE AVAILABLE will be valued at fair value by Prudential under the direction of the Fund's Board of Directors.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 covering Class II shares. Under that plan, Class II of the Portfolio pay to PIMS a distribution or "12b-1" fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges.

OTHER INFORMATION

FEDERAL INCOME TAXES

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice.

The SAI provides information about certain tax laws applicable to the Fund.

YEAR 2000

The services provided to the Fund and the shareholders by the Fund's investment adviser, sub-advisers, distributor, transfer agent and custodians depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Fund's investment adviser, sub-advisers, distributor, transfer agent and custodians have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Directors receive and have received since mid-1998 satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner or that there will be no adverse impact on the Fund. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.

Additionally, issuers of securities generally as well as those purchased by the Fund may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of the securities held by the Fund.

MONITORING FOR POSSIBLE CONFLICTS

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and may offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Portfolio. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the THREE YEARS ENDED DECEMBER 31, 1998 has been audited by PRICEWATERHOUSECOOPERS LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. THE INFORMATION FOR THE TWO YEARS ENDED DECEMBER 31, 1995 WAS AUDITED BY OTHER INDEPENDENT AUDITORS WHOSE REPORT WAS ALSO UNQUALIFIED.


                                                              EQUITY
                                         ------------------------------------------------
                                                            YEAR ENDED
                                                           DECEMBER 31,
                                         ------------------------------------------------
                                           1998      1997      1996    1995(a)   1994(a)
                                         --------  --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  31.07  $  26.96  $  25.64  $  20.66  $  21.49
                                         --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.60      0.69      0.71      0.55      0.51
Net realized and unrealized gains on
  investments..........................      2.21      5.88      3.88      5.89      0.05
                                         --------  --------  --------  --------  --------
    Total from investment operations...      2.81      6.57      4.59      6.44      0.56
                                         --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.60)    (0.70)    (0.67)    (0.52)    (0.49)
Distributions from net realized
  gains................................     (3.64)    (1.76)    (2.60)    (0.94)    (0.90)
                                         --------  --------  --------  --------  --------
    Total distributions................     (4.24)    (2.46)    (3.27)    (1.46)    (1.39)
                                         --------  --------  --------  --------  --------
Net Asset Value, end of year...........  $  29.64  $  31.07  $  26.96  $  25.64  $  20.66
                                         --------  --------  --------  --------  --------
                                         --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:(b)............      9.34%    24.66%    18.52%    31.29%     2.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $6,247.0  $6,024.0  $4,814.0  $3,813.8  $2,617.8
Ratios to average net assets:
  Expenses.............................      0.47%     0.46%     0.50%     0.48%     0.55%
  Net investment income................      1.81%     2.27%     2.54%     2.28%     2.39%
Portfolio turnover rate................        25%       13%       20%       18%        7%


(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

                      (This page intentionally left blank.)

FOR MORE INFORMATION

Additional information about the Fund and the Portfolio can be obtained upon request without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

(incorporated by reference into this prospectus)

ANNUAL REPORT

(including a discussion of market conditions and strategies that significantly affected the Portfolio's performance during the previous year)

SEMI-ANNUAL REPORT

To obtain these documents or to ask any questions about the Fund:

        -       Call toll-free (800) 778-2255

        - Write to The Prudential Series Fund, Inc., 751 BROAD STREET, NEWARK, NJ 07102-3777



You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:

Securities and Exchange Commission

Public Reference Section
Washington, DC 20549-6009
(The SEC charges a fee to copy documents.)

In Person:

PUBLIC REFERENCE ROOM
IN WASHINGTON, DC
(For hours of operation, call 1(800) SEC-0330.)

Via the Internet:
http://www.sec.gov

SEC File No. 811-03623